Exhibit 99.2

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES

ROLLING THIRTEEN MONTH STATISTICAL DATA

(Dollars in millions)

	Jan-06	Feb-06	Mar-06	Apr-06	May-06	Jun-06	Jul-06	Aug-06	Sep-06	Oct-06	Nov-06	Dec-06	Jan-07	YTD
LOAN PRODUCTION
Number of Working Days in the Period	20	19	23	20	22	22	20	23	20	22	21	20	21	21
Average Daily Mortgage Loan Applications	$2,408	$2,505	$2,687	$2,562	$2,667	$2,731	$2,539	$2,645	$2,836	$2,642	$2,729	$2,735	$2,820	$2,820
Mortgage Loan Pipeline (loans-in-process)	$57,351	$59,336	$64,167	$63,739	$65,577	$64,979	$62,230	$64,125	$65,316	$60,939	$62,004	$57,217	$58,697
Commercial Real Estate Loan Pipeline (loans-in-process)	$692	$792	$599	$709	$1,116	$1,297	$1,204	$1,730	$1,415	$1,824	$2,232	$1,991	$1,954

Loan Fundings (1):
Retail Lending	$10,304	$10,809	$13,513	$12,413	$14,170	$14,708	$12,978	$14,021	$12,436	$13,669	$12,809	$13,949	$12,647	$12,647
Wholesale Lending	7,141	7,159	9,349	8,419	9,083	9,283	7,786	8,193	7,229	7,464	6,650	7,781	7,155	7,155
Correspondent Lending	14,233	11,223	15,680	13,263	13,325	15,332	14,023	16,185	16,534	19,399	17,764	18,370	16,261	16,261
Capital Markets Purchases	955	1,746	1,306	1,943	1,996	2,674	944	1,782	1,596	576	565	1,575	309	309
Banking Operations Purchases (1)	151	393	1,570	307	159	1,434	1,212	1,345	292	788	490	55	741	741
Total Mortgage Loan Fundings	32,784	31,330	41,418	36,345	38,733	43,431	36,943	41,526	38,087	41,896	38,278	41,730	37,113	37,113
Commercial Real Estate Lending	235	268	463	252	281	464	427	273	646	406	863	1,093	654	654
Total Loan Fundings	$33,019	$31,598	$41,881	$36,597	$39,014	$43,895	$37,370	$41,799	$38,733	$42,302	$39,141	$42,823	$37,767	$37,767

Total Bank Mortgage Loan Fundings (2)	$4,334	$4,218	$6,121	$5,303	$8,209	$12,491	$13,057	$14,578	$11,998	$17,994	$15,725	$15,744	$15,520	$15,520

Loan Fundings in Units (1):
Retail Lending	69,073	72,924	88,971	81,216	90,906	92,204	82,294	88,698	78,388	83,206	75,501	78,754	70,212	70,212
Wholesale Lending	34,735	34,947	45,660	40,501	43,783	44,785	37,798	40,740	35,448	36,813	32,856	38,199	34,318	34,318
Correspondent Lending	71,049	55,858	76,598	65,684	66,904	77,911	71,023	82,777	85,213	96,120	87,847	89,483	80,195	80,195
Capital Markets Purchases	3,777	6,737	4,871	7,749	7,509	9,942	3,716	6,978	5,832	2,594	2,198	5,860	951	951
Banking Operations Purchases (1)	433	1,147	4,869	5,863	2,644	25,473	3,709	5,683	807	11,463	1,527	183	9,395	9,395
Total Mortgage Loan Fundings	179,067	171,613	220,969	201,013	211,746	250,315	198,540	224,876	205,688	230,196	199,929	212,479	195,071	195,071
Commercial Real Estate Lending	26	24	38	32	45	66	40	39	56	97	70	87	60	60
Total Loan Fundings	179,093	171,637	221,007	201,045	211,791	250,381	198,580	224,915	205,744	230,293	199,999	212,566	195,131	195,131

Total Bank Mortgage Loan Fundings (2)	32,055	31,854	41,877	43,776	60,562	100,859	78,490	88,429	74,449	111,016	87,298	87,509	91,176	91,176

Mortgage Loan Fundings (1)(3):
Purchase	$14,449	$13,620	$18,941	$16,629	$18,334	$21,072	$17,484	$19,605	$17,677	$17,403	$15,960	$17,147	$13,268	$13,268
Non-purchase	18,335	17,710	22,477	19,716	20,399	22,359	19,459	21,921	20,410	24,493	22,318	24,583	23,845	23,845
Total Mortgage Loan Fundings	$32,784	$31,330	$41,418	$36,345	$38,733	$43,431	$36,943	$41,526	$38,087	$41,896	$38,278	$41,730	$37,113	$37,113

Mortgage Loan Fundings by Product (1):
Government Fundings	$856	$816	$1,206	$1,045	$1,108	$1,161	$1,047	$1,161	$1,036	$1,241	$1,176	$1,240	$1,100	$1,100
ARM Fundings	$16,986	$16,068	$20,668	$17,344	$19,667	$21,159	$18,125	$19,323	$15,778	$16,259	$14,303	$15,222	$13,748	$13,748
Home Equity Fundings	$3,476	$3,411	$4,176	$4,192	$4,367	$5,619	$3,810	$4,275	$3,766	$4,294	$3,219	$3,271	$3,586	$3,586
Nonprime Fundings	$3,042	$2,845	$3,318	$3,292	$3,807	$4,107	$3,354	$3,722	$3,058	$3,254	$3,058	$3,739	$2,939	$2,939

MORTGAGE LOAN SERVICING (4)
Volume	$1,126,610	$1,137,344	$1,152,651	$1,164,010	$1,179,179	$1,196,720	$1,210,919	$1,228,518	$1,244,311	$1,263,061	$1,278,101	$1,298,394	$1,316,579
Units	7,500,434	7,542,493	7,604,711	7,637,270	7,686,777	7,757,724	7,813,034	7,890,954	7,964,033	8,043,817	8,110,072	8,198,873	8,277,857

Subservicing Volume (5)	$29,141	$28,776	$26,172	$22,541	$22,243	$21,975	$22,012	$23,179	$20,552	$21,125	$18,692	$18,275	$17,244
Subservicing Units	247,185	250,832	238,767	216,296	212,483	209,564	207,213	209,126	193,536	193,170	183,359	179,293	174,330

Prepayments in Full	$13,548	$14,463	$18,992	$16,540	$19,037	$19,685	$16,934	$19,783	$16,907	$20,142	$19,455	$21,315	$19,126	$19,126
Bulk Servicing Acquisitions	$40	$37	$24	$16	$26	$29	$34	$534	$2,375	$3,913	$2,164	$6,589	$1,103	$1,103

Portfolio Delinquency - CHL (6)	4.42%	4.29%	3.68%	4.06%	3.91%	3.92%	4.11%	4.15%	4.50%	4.43%	4.57%	5.02%	4.71%
Foreclosures Pending - CHL (6)	0.46%	0.47%	0.47%	0.46%	0.47%	0.47%	0.48%	0.50%	0.52%	0.56%	0.60%	0.65%	0.69%

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES

ROLLING THIRTEEN MONTH STATISTICAL DATA

(Dollars in millions)

	Jan-06	Feb-06	Mar-06	Apr-06	May-06	Jun-06	Jul-06	Aug-06	Sep-06	Oct-06	Nov-06	Dec-06	Jan-07	YTD
LOAN CLOSING SERVICES (units)
Credit Reports	821,967	788,038	952,880	820,238	906,653	893,541	818,603	920,379	788,458	837,157	744,719	675,767	897,918	897,918
Flood Determinations	275,546	253,647	325,135	276,384	313,710	316,722	196,237	302,948	273,293	290,196	292,759	260,263	310,340	310,340
Appraisals	86,503	80,234	112,836	99,621	116,380	119,292	102,950	117,367	104,930	118,105	110,071	109,116	108,450	108,450
Automated Property Valuation Services	967,896	497,300	590,348	1,048,619	527,849	488,613	444,637	939,734	699,238	539,126	902,351	447,833	539,439	539,439
Other	15,866	15,718	18,194	12,634	18,536	17,203	15,160	19,918	17,471	21,167	20,595	22,031	25,756	25,756
Total Units	2,167,778	1,634,937	1,999,393	2,257,496	1,883,128	1,835,371	1,577,587	2,300,346	1,883,390	1,805,751	2,070,495	1,515,010	1,881,903	1,881,903

CAPITAL MARKETS
Securities Trading Volume (7)	$314,858	$292,307	$371,190	$281,690	$331,804	$320,842	$278,625	$353,106	$301,179	$299,790	$325,784	$361,725	$312,666	$312,666

BANKING
Banking Operations Assets (in billions)	$75	$75	$78	$79	$80	$84	$85	$87	$88	$83	$82	$83	$83

INSURANCE
Net Premiums Earned:
Carrier	$79.4	$73.2	$75.4	$73.1	$72.9	$83.1	$75.5	$92.1	$76.5	$81.0	$80.0	$85.6	$90.7	$90.7
Reinsurance	17.0	17.4	17.4	18.7	17.9	18.6	18.4	18.7	19.5	19.5	20.1	20.3	20.8	20.8
Total Net Premiums Earned	$96.4	$90.6	$92.8	$91.8	$90.8	$101.7	$93.9	$110.8	$96.0	$100.5	$100.1	$105.9	$111.5	$111.5

Workforce Head Count: (8)
Loan Originations	30,721	30,826	31,211	31,789	32,360	32,515	32,253	32,310	32,013	32,395	31,906	31,606	31,582
Loan Servicing	7,590	7,687	7,816	7,771	7,683	7,390	7,138	7,003	6,959	6,951	6,968	6,980	7,145
Loan Closing Services	1,615	1,585	1,589	1,582	1,618	1,709	1,764	1,699	1,665	1,668	1,657	1,681	1,702
Banking	2,156	2,230	2,273	2,342	2,366	2,414	2,463	2,473	2,476	2,075	2,047	1,997	2,003
Capital Markets	699	712	726	738	779	809	842	838	858	854	878	886	903
Insurance	2,139	2,147	2,146	2,089	2,105	2,113	2,124	2,141	2,135	2,095	2,052	1,980	2,040
Global Operations	3,369	1,875	1,989	2,022	2,066	2,034	2,028	2,126	2,291	2,550	2,652	2,784	2,817
Corporate Overhead & Other	6,779	6,897	7,002	7,156	7,286	7,427	7,447	7,319	7,167	6,846	6,802	6,741	6,793
Total Workforce Head Count	55,068	53,959	54,752	55,489	56,263	56,411	56,059	55,909	55,564	55,434	54,962	54,655	54,985

Period-end Rates
10-Year U.S. Treasury Yield	4.53%	4.55%	4.86%	5.07%	5.12%	5.15%	4.99%	4.74%	4.64%	4.61%	4.46%	4.71%	4.83%
FNMA 30-Year Fixed Rate MBS Coupon	5.76%	5.73%	6.01%	6.10%	6.31%	6.37%	6.15%	5.93%	5.86%	5.79%	5.57%	5.79%	5.91%

(1)             During December 2006, the Company began reporting Banking Operations purchases from third parties.  Prior months have been restated to reflect these purchases.

(2)             These loans are either processed for Countrywide Bank by the Company’s Mortgage Banking production divisions or purchased from non-affiliates and are included in “Total Mortgage Loan Fundings” above. The amounts include loans funded for both investment purposes and for sale.  The Company will report the amount of such loans subsequently sold on a quarterly basis.

(3)             Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home.

Non-purchase fundings include first trust deed refinance loans, home equity refinance loans, and stand-alone home equity loans.

(4)             Includes loans held for sale, loans held for investment, and loans serviced for others, including those under subservicing agreements.

(5)             Subservicing volume for non-Countrywide entities.

(6)             Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.

(7)             Includes trades with Mortgage Banking Segment.

(8)             Workforce Head Count includes full-time employees, contract, and temporary help.

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